File No. 33-84546
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                January 24, 2011

                       PIONEER MONEY MARKET VCT PORTFOLIO

            SUPPLEMENT TO THE MAY 1, 2010 CLASS I SHARES PROSPECTUS


The trustees of the portfolio have authorized the liquidation of the portfolio. It is anticipated that the portfolio will be liquidated on or about April 29, 2011 (the "Liquidation Date"). The fund will accept purchase requests until the Liquidation Date.

As the Liquidation Date approaches, the portfolio's adviser is expected to increase the portion of the portfolio's assets held in cash and similar investments and reduce maturities of non-cash investments, in seeking to maintain adequate liquidity and a stable net asset value of $1.00 per share until the Liquidation Date. This may adversely affect the fund's yield. Also, as the Liquidation Date approaches, the fund will cease to pursue its investment objective.

Shareholders of record can redeem their shares of the portfolio at any time prior to liquidation. Any shares of the portfolio outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the portfolio has paid or provided for all of its charges, taxes, expenses and liabilities. Liquidation proceeds will be paid in cash to each shareholder of record.


                                                                   24508-00-0111
                                            2011 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds